united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-22549

Northern Lights Fund Trust II

(Exact name of registrant as specified in charter)

17645 Wright Street, Suite 200, Omaha, Nebraska 68130

(Address of principal executive offices) (Zip code)

Kevin E. Wolf, Gemini Fund Services, LLC

80 Arkay Drive, Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2619

Date of fiscal year end: 3/31

Date of reporting period: 9/30/19

Item 1. Reports to Stockholders.

T W O  O A K S  D I V E R S I F I E D

G R O W T H  A N D  I N C O M E  F U N D

Semi-Annual Report

September 30, 2019

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website www.twooaks.com and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically or to continue receiving paper copies of shareholder reports, which are available free of charge, by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by following the instructions included with paper Fund documents that have been mailed to you.

The Two Oaks Diversified Growth and Income Fund September 30, 2019

Dear Fellow Shareholders of The Two Oaks Diversified Growth and Income Fund, it has been nearly fourteen years since we took over the portfolio management of the Montecito Fund on November 1, 2005. The fund we inherited started operations on April 15, 2002 and has a publishable track record back to this date. However, the current management and investment disciplines have been in place since November 1, 2005. We are pleased that we now have a publishable 13-year track record for the fund that shows the results of our investment philosophy. On November 1, 2005 the Net Asset Value of the fund was $10.09 per share. Since November 1, 2005 there have been $6.0936 in distributions and the Net Asset Value per Class A share was $13.62 as of September 30, 2019. This has resulted in a total positive return of $9.62 per share. As of the end of September the portfolio was invested 46.98% in Equities, 32.21% in Real Estate and Asset Based securities, 16.62% in Fixed Income and held 4.20% in Cash. The benchmark selected for our fund is a blend of 60% Standard and Poor’s 500 and 40% Bloomberg Barclay’s U.S. Aggregate Bond Index. From November 1, 2005 until September 30, 2019 this index showed a cumulative rate of return of 169.79% and an Average Annual Return of 7.39%. During this same time frame our fund at Net Asset Value showed a cumulative rate of return of 131.48% and an Average Annual Return of 6.22%. For the year ended September 30, 2019 our Class A shares were up 2.78%. This return consisted of depreciation of $.46 per share and distributions of $0.7692 per share. Trailing 1 year returns can be attributed to a solid income generation from our equity, real estate, and asset based securities. Asset prices have rebounded nicely since the sell-off that ended 2018.

The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. A Fund’s performance, especially for very short periods of time, should not be the sole factor in making your investment decisions. For performance information current to the most recent month-end, please call 888.806.8633.

MARKET THOUGHTS

According to numerous media outlets the U.S. has been teetering on the edge of recession for over a decade now. You can find supposed expert after expert declaring when this bull market will come to an end and the next recession will hit. It will be the most anticipated recession in history. But no one seems to ask what comes next. While it is obviously true to say “every day that passes we get closer to the next recession” it is also true to say “every day that passes we get closer to the next expansion”. That rationale seems to be lost on most because calling for the start of the next steady and gradual economic expansion just doesn’t illicit as much excitement as proclaiming to know when the next crash in the stock market will happen.

As the President vents his disapproval on Twitter and as the market meltdown of Q4 2018 has shown, consensus believes an interest rate cut is needed to insure against a possible recession. Every word of the Fed’s statement is dissected as countless media sources were fixated on the Fed’s removal of the word “patient” from their updated statement. Literally, the removal of one word from the Fed’s statement was front page news for virtually all financial media outlets. We can’t help but feel sorrow as consuming this “news” leads to short-term decision making that is directly at odds with long-term

7236-NLD-10/18/2019

investing. We believe investors are better served by tuning out the daily panic, stop scrutinizing every word from the Fed, and pay more attention to the world around us and what is happening.

A Slow Growth World?

For a full decade now we’ve heard how lackluster the economy is, rebounding at one of the slowest paces on record. When you think of a struggling economy and one ready to sink into recession at any given moment you would expect to see signs of difficulty in a few areas. The first spot might be with employment. If you can’t find work, odds are, times are tough. However, when analyzing the employment landscape we see an unemployment rate near historic lows and the number of job openings available near record highs (7.4 million as of April 2019). There are now more job openings than the number of people who currently want a job! With opportunities available we don’t believe you can point to employment as being lackluster.

If it’s not work perhaps the daily struggles we face in life are fueling the pessimistic tone. This too breaks down under examination and is possibly laughable as life has never been easier from numerous perspectives. Want to go to dinner tonight? No, I’ll have it come to me. Want to go to the movies? No, I’d rather sit in my living room and stream anything I want on my 65 inch TV that is 97% cheaper than it was in the year 2000. Want to go buy that new Taylor Swift album? No, I’ll just stream the songs I like through my music service along with virtually every other song ever created. Want to visit Grandma and Grandpa? No, I’ll just video chat with them for an hour on that new device we had delivered directly to their house. Life’s tasks have been simplified into push-button or voice activated commands that are so simple literally a child or even Grandma and Grandpa can do it.

So, people are working and life is more convenient than ever. Perhaps innovation has stalled and we’re just not solving the serious issues the world faces. This too breaks down under observation as we believe technology continues its exponential growth rate in a world more self-aware than ever. Burning fossil fuels can’t be good – we now have electric vehicles that many consumers prefer to drive and every manufacturer has a plan for electrification. Carbon output is causing global warming - the agriculture industry has plans to recapture 1 trillion tons of carbon through the natural process of planting crops. Dumping plastic into the ocean can’t be good – numerous groups have made this their mission and are cleaning oceans turning the waste into art, fuel, and even roads. Feeding the world with animal meat uses a lot of resources and creates a lot of waste – we now have “meat” made from vegetables that is nearly indistinguishable from animal meat. Eventually, we might want to expand beyond Earth and travel to other parts of the Universe – let’s reuse rockets and come up with a plan to get to Mars! These are not signs of a stagnant economy. As a matter of fact, these are signs of creativity and innovation the world has never seen before.

People are working, life is becoming more and more convenient, and innovation is advancing at a pace never witnessed in human history – so what gives? We believe the pessimism can be directly linked to the lack of innovation seen in financial reporting as we’re relying on metrics created nearly a century ago when the world and economy was vastly different.

7236-NLD-10/18/2019

GDP – time to evolve

Gross Domestic Product measures the real value of the purchases of all final goods by households, businesses, and government. Its modern day creation traces back to the obviously difficult times of the Great Depression. GDP was conceived as a way to measure economic output. However, even at its birth, the lead economist working on its creation, Simon Kuznets, was uneasy about a measure that treated all production equally. Some items he actually wanted to subtract from the calculation as he saw them as detrimental to human wellbeing. Are we better off if everyone becomes deathly ill and has to spend a ton of money on hospital bills? Are we better off for having to rebuild houses after a natural disaster like a hurricane? Are we improving lives by putting another airplane into a fleet that replaces one that went down in a horrific crash? In GDP world, the answer is yes and there is absolutely no difference between good and bad when it comes to the actual impact on people’s lives. To quote Kuznets: “The welfare of a nation can scarcely be inferred from a measurement of national income as defined by the GDP.”

While GDP was a really useful statistic when our economy was driven by manufacturing, it’s grown woefully out of touch with today’s economy. As an example, the Information Sector (where these technology services reside) represented approximately 4 to 5% of total GDP output recently. That is the same percentage it was 35 years ago! Today, people and products accomplish far more with far less. Think of how many devices your smartphone has replaced. Many of today’s most popular applications with billions of users cost next-to-nothing to replicate and are available for free. When was the last time you bought a map or opened an encyclopedia for some information? All of this is wonderful for the welfare of a nation but woeful for measuring the prosperity of an economy via GDP.

We are not alone in wondering what the economy would look like if we were able to quantify the hugely important free services that are now part of our daily lives. A recent study led by MIT and the National Bureau of Economic Research asked people how much money they would have to receive in order to give up access to certain services such as search engines, email, maps, streaming video, e-commerce, social media, messaging, and music. The results are fascinating and illustrate how much consumers value these services:

Service	Price per year

All search engines	$17,530

All e-mail	$8,414

All maps	$3,648

All video	$1,173

All e-commerce	$842

All social media	$322

All music	$168

All messaging	$155

Total	$32,252

7236-NLD-10/18/2019

Clearly, using survey methodology has its limitations. However, the authors said it best: “We believe it is better to be approximately correct than precisely wrong.” They are at least attempting to directly measure a value they are certain is not correctly captured in official GDP data. What if we make some assumptions about how these services would affect GDP if we could quantify what consumers would actually pay for them? Assuming every one of the 127 million households in the U.S. values these services the same as the survey results we would see an additional $4.1 Trillion added to GDP making it about 20% more than what it is today. What if we assume every person in the U.S. values these like the survey results? That would mean the 330 million people would value these services adding an additional $10.64 Trillion to GDP making it more than 50% higher than it is today! Obviously, this is not a clear cut science but measuring the economy never has been. It is and always will be an attempt to measure. What is perfectly clear is that viewing the economy through a different lens paints a far different picture than the view of sluggishness and constantly teetering on the edge of collapse.

Room for improvement

Warren Buffet opened some eyes when he recently advised shareholders to focus on operating earnings of Berkshire Hathaway, paying little attention to earnings per share. Earnings results will fluctuate wildly due to a new accounting rule he said “isn’t sensible” regarding gains and losses in their equity portfolio. Also, Buffet said it’s time to abandon the practice of monitoring book value at Berkshire Hathaway as accounting rules require them to carry operating companies on their books at an amount far below their current value. Berkshire isn’t alone. Required financial statement filings for publicly traded companies are virtually unchanged from a century ago! In the book “The End of Accounting” the authors show that today’s current financial reports are less correlated to stock price returns than ever before and have created a wider dispersion of forecasts from analysts than at any time in history. The tools used to measure the economy and individual businesses are so behind the world’s technological advancements it feels like we’re racing Henry Ford’s Model T with Elon Musk’s Model 3.

It’s not as bad as it seems

As an entrepreneur, turning your vision into reality has never been easier. When it comes to running a company you can subscribe to services that will power human resources, contact management, communications, technological scale and even order fulfillment. Tasks that used to take teams of trained employees are now handled by a few. They have the skills and expertise needed to work with today’s technological platforms that have brought transparency and efficiency to virtually all aspects of business. This trend of quickly being able to launch an exceptionally efficient organization with far fewer resources is not slowing down – if anything it is accelerating at a mind-numbing pace. For consumers, layers of expense are being peeled away and we now have direct access to companies. These

7236-NLD-10/18/2019

companies continue to push the boundaries of technological innovation and are creating new or improving existing products and services like never before.

Our biggest fear is that people can’t keep pace with the rapid advancement and get left behind. History has always been fearful of technological advancement. New, more efficient ways of doing things have caused apprehension. However, in the end this has always led to new opportunities and created career paths that didn’t even exist before the innovation took place. Our advice is to avoid the media’s constant doom and gloom and never grow numb to the innovation taking place around you. Instead, we will focus on the opportunities available during this productivity and technological boom. Consumers are empowered. Entrepreneurs are empowered. And the almighty measure of prosperity, GDP, isn’t capturing any of this.

THOUGHTS ON PORTFOLIO POSITIONING

To find opportunity we first analyze the marketplace. Please note, today’s observations share some of the observations we made at this time last year as our investment outlook is truly long-term in nature:

●	From a historical valuation perspective, the S&P 500 Index looks to be within its “Fair Value” range. It was certainly pushing towards the upper limit but the pullback in Q4 2018 quickly brought it back to long-term averages. With sentiment still cautious and even outright negative towards stocks, we believe the odds of a significant market crash are rather remote. Instead, we believe a case can be made for a continued march higher as stocks continue to climb the never-ending “wall of worry”.

●	Fixed Income markets continue to offer little yield with the 10 year U.S. Treasury bond yielding 1.675% at quarter end. While we would like to find more yield in the Fixed Income sector of our portfolio, we feel the principal risk associated with extending the duration is not justified by the low current yields.

●	Sacrificing credit quality to chase yield is not something we do.

●	Alternatives to traditional fixed income continue to make sense. Many Real Estate Investment Trusts (REITs) entered 2018 trading at premium valuations & offered little to no additional yield when compared to several “blue-chip” companies. However, valuations quickly became more attractive with last year’s fears of rates rising faster than anticipated and market volatility experienced in the fourth quarter.

7236-NLD-10/18/2019

We continue to believe that it is more prudent than ever to focus on a bottoms-up, fundamental based approach to the markets. Up until recently you were able to achieve success by merely having exposure to the broad markets. However, last year reminded us just how volatile markets can be. We continue to believe success will be earned by focusing on long-term investment themes, unique company-specific ideas, & investing in less followed asset classes such as the following:

●	Demographics of our country are changing – Baby Boom generation is aging and 10,000 are reaching traditional retirement age every day. Further, the Millennial generation has now surpassed the size of the Baby Boom generation. We have a new demographic force shaping the future of our economy.

●	Productivity & Connectivity is happening like never before through technological advancements

●	U.S. remains on course to eventually become Energy Independent and has a new role as the world- wide swing producer.

●	Manufacturing is changing due to cheap energy feedstocks & advances in automation

●	Customization is key as consumers are being empowered with more choices than ever before

●	Water & the availability of potable water are essential to our global economy

●	Real Assets will play a vital role in portfolio construction for their reliable income, upside potential, fundamental growth trends, low volatility, inflation protection, & diversification benefits

●	Global standard of living increases as emerging economies continue to develop

●	Find better values by sifting through currently out of favor companies with correctable issues, and if able to be paid to be patient, invest for the long term

●	Find companies taking market share. Business is competition & we believe the market will be willing to pay up for businesses that are taking market share from competitors

●	Find companies with potential catalysts. When we talk about catalysts we mean a potential event that can create some positive buzz around a company. This may include being acquired by another company, buying another company, a top-level management change, having financial opportunities such as a dividend raise or share buyback, breaking off or an outright sale of a business line that no longer fits with the company’s strategic vision, etc.

●	In Fixed Income markets find issues offering a potential hedge against a rising interest rate environment such as a floating rate coupon or conversion feature. Also, if we are going to own a “traditional coupon bond”, keep the maturity short.

We believe our current asset allocation & portfolio holdings reflect these points. Looking forward, we believe the greatest value & opportunities will be found by keeping the asset allocation near a maximum weighting in equities, minimum in fixed income, & neutral in real estate / asset based securities.

CLOSING THOUGHTS

We continue to believe that owning high quality investment assets that pay an income that grows over time and diversifying those holdings is an excellent equation for investors to achieve financial

7236-NLD-10/18/2019

independence. Our disciplines dictate that we be balanced, with 15% to 50% in each of the three major asset categories – Equities, Fixed Income, and Real Estate and Asset Based. Adding to that asset allocation is our own proprietary research and analytical tools that are the hallmarks of our “common sense investing” for the long term. Thank you for your continued confidence and the opportunity to manage our fund. We take very seriously our responsibility and will always endeavor to be responsive to your questions and concerns. As always, we welcome and encourage your comments and feedback.

Blake Todd	Jarrett Perez, CFA
Portfolio Manager	Portfolio Manager

Sources:

Job Openings: Bureau of Labor Statistics www.bls.gov

TV depreciation: http://www.in2013dollars.com/Televisions/price-inflation

Choice Experiments to measure free services and GDP by Industry: https://www.pnas.org/content/116/15/7250

The material herein has been provided by Two Oaks Investment Management, LLC and is for informational purposes only.

Two Oaks Investment Management, LLC is not affiliated with Northern Lights Distributors, LLC.

Bloomberg Barclays Capital U.S. Aggregate Bond Index covers the USD-denominated, investment-grade, fixed-rate, taxable bond market of SEC-registered securities. The index includes bonds from the Treasury, Government- Related, Corporate, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS, and CMBS sectors. The U.S. Aggregate Index is a component of the U.S. Universal Index in its entirety. Fixed Income securities are subject to risks including inflationary and interest rate changes, among others.

S&P 500 Index is an unmanaged composite of 500 large capitalization companies. This index is widely used by professional investors as a performance benchmark for large-cap stocks. You cannot invest directly in an index and unmanaged index returns do not reflect any fees, expenses or sales charges.

7236-NLD-10/18/2019

Two Oaks Diversified Growth and Income Fund
Portfolio Review (Unaudited)

The Fund’s performance figures for the periods ending September 30, 2019, compared to its benchmarks:

			Annualized
	Six				Since Inception
	Months	1 Year	5 Years	10 Years	4/15/2002
Two Oaks Diversified Growth and Income Fund (1) – Class A:
Without Sales Charge	6.30%	2.78%	6.26%	8.64%	5.07%
With Sales Charge (2)	0.16%	(3.14)%	5.01%	8.00%	4.71%
S&P 500	6.08%	4.25%	10.84%	13.24%	8.03%
60% S&P 500/40% Bloomberg Barclays U.S. Aggregate Bond	5.99%	7.10%	8.00%	9.59%	6.90%

(1)	Effective November 1, 2005, the strategy of the Montecito Fund changed, and Blake Todd assumed the role of Portfolio Manager.

(2)	Adjusted for initial maximum sales charge of 5.75%.

The S&P 500 is a market capitalization-weighted index of 500 widely held common stocks. The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged market index representative of the U.S. taxable fixed income securities.

Past performance is not predictive of future results and current performance may be lower or higher than the performance data quoted. The Fund’s total annual gross operating expenses, as stated in the fee table to the Portfolio’s prospectus dated July 31, 2019, is 1.70% for Class A. The investment return and principal value of an investment will fluctuate. An investor’s shares, when redeemed, may be worth more or less than the original cost. The returns shown do not reflect the deduction of taxes that a shareholder would have to pay on Fund distributions or the redemption of the Fund shares. Investment performance current to the most recent month-end may be obtained by calling (855) 896-6257.

HOLDINGS BY ASSET CLASS** (Unaudited)

Common Stock	54.3%
Real Estate Investment Trusts	22.9%
Corporate Bonds	17.0%
Closed-End Fund	1.5%
Short-Term Investments	4.2%
Other Assets Less Liabilities	0.1%
100.0%

**   Based on Total Net Assets as of September 30, 2019.

Two Oaks Diversified Growth and Income Fund
SCHEDULE OF INVESTMENTS (Unaudited)	September 30, 2019

Shares	Security	Fair Value
	COMMON STOCK - 54.3%
	APPAREL - 0.8%
15,000	Hanesbrands, Inc.	$229,800

	BANKS - 1.0%
30,000	Community West Bancshares	296,400

	BEVERAGES - 1.8%
2,500	Constellation Brands, Inc.	518,200

	COMMERCIAL SERVICES - 1.7%
10,000	Service Corporation International	478,100

	COMPUTERS - 6.7%
5,000	Apple, Inc.	1,119,850
5,750	International Business Machines Corp.	836,165
		1,956,015
	DIVERSIFIED FINANCIAL SERVICES - 7.0%
20,000	BGC Partners, Inc., Class A	110,000
15,000	Charles Schwab Corp.	627,450
7,500	T. Rowe Price Group, Inc.	856,875
2,500	Visa, Inc.	430,025
		2,024,350
	ELECTRIC - 4.7%
27,750	Brookfield Infrastructure Partners LP	1,376,678

	FOOD - 2.3%
7,000	Calavo Growers, Inc.	666,260

	HEALTHCARE - SERVICES - 2.2%
3,000	UnitedHealth Group, Inc.	651,960

	HOUSEWARES - 1.0%
2,800	The Scotts Miracle-Gro Co.	285,096

	LEISURE TIME - 1.5%
10,000	Carnival Corp.	437,100

	MACHINERY - DIVERSIFIED - 4.5%
4,500	Rockwell Automation, Inc.	741,600
7,000	Xylem, Inc.	557,340
		1,298,940
	MEDIA - 3.7%
8,200	Walt Disney Co.	1,068,624

	OIL & GAS - 3.0%
12,500	Apache Corp.	320,000
45,000	Marathon Oil Corp.	552,150
		872,150

The accompanying notes are an integral part of these financial statements.

Two Oaks Diversified Growth and Income Fund
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)	September 30, 2019

Shares	Security	Fair Value
	COMMON STOCK - 54.3% (Continued)
	REAL ESTATE - 0.3%
9,277	Newmark Group, Inc., Class A	$84,050

	RETAIL - 4.6%
3,000	McDonald’s Corp.	644,130
2,200	PriceSmart, Inc.	156,420
6,000	Starbucks Corp.	530,520
		1,331,070
	SEMICONDUCTORS - 1.8%
10,000	Intel Corp.	515,300

	SOFTWARE - 0.9%
1,000	NetEase, Inc. - ADR	266,180

	TRANSPORTATION - 2.0%
4,000	FedEx Corp.	582,280

	WATER - 2.8%
50,000	Consolidated Water Co., Ltd.	824,500

	TOTAL COMMON STOCK	15,763,053
	(Cost - $12,373,421)

	REAL ESTATE INVESTMENT TRUSTS (REITS) - 22.9%
	APARTMENTS - 3.3%
80,000	Bluerock Residential Growth REIT, Inc.	941,600

	DIVERSIFIED - 13.7%
43,000	Armada Hoffler Properties, Inc.	777,870
20,000	CorEnergy Infrastructure Trust, Inc.	944,400
6,200	Digital Realty Trust, Inc.	804,822
4,000	EPR Properties	307,440
50,000	Lexington Realty Trust	512,500
45,000	UMH Properties, Inc.	633,600
		3,980,632
	HEALTH CARE - 1.1%
10,000	HCP, Inc.	356,300

	OFFICE PROPERTY - 2.8%
54,343	City Office REIT, Inc.	781,996

	WAREHOUSE/INDUSTRIAL - 2.0%
40,000	Monmouth Real Estate Investment Corp.	576,400

	TOTAL REAL ESTATE INVESTMENTS TRUSTS	6,636,928
	(Cost - $4,472,144)

The accompanying notes are an integral part of these financial statements.

Two Oaks Diversified Growth and Income Fund
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)	September 30, 2019

Principal Amount	Security	Coupon Rate (%)	Maturity Date	Fair Value
	CORPORATE BONDS - 17.0%
	AUTO MANUFACTURERS - 0.4%
$100,000	Tesla, Inc.	2.0000	5/15/2024	$101,818

	BANKS - 3.5%
500,000	Barclays Bank PLC, 3 mo. LIBOR + 1.25% (a)	3.5908	4/11/2023	502,008
500,000	Goldman Sachs Group, Inc., 3mo. LIBOR + 1.15% (a)	3.2859	5/20/2020	502,023
				1,004,031
	ELECTRIC - 1.7%
500,000	Public Service Enterprise Group, Inc.	2.0000	11/15/2021	498,416

	ENVIRONMENTAL CONTROL - 1.2%
347,000	Waste Management, Inc.	2.4000	5/15/2023	351,096

	MISCELLANEOUS MANUFACTURING - 1.7%
500,000	General Electric Co., 3 mo. LIBOR + 1.00% (a)	3.3034	4/15/2023	492,527

	OIL & GAS - 1.7%
500,000	Chevron Corp.	2.4980	3/3/2022	507,643

	PHARMACEUTICALS - 1.8%
500,000	McKesson Corp.	3.7960	3/15/2024	522,971

	RETAIL - 3.2%
900,000	Dollar General Corp.	3.2500	4/15/2023	930,322

	TELECOMMUNICATIONS - 1.8%
500,000	AT&T, Inc.	3.0000	6/30/2022	510,533

	TOTAL CORPORATE BONDS			4,919,357
	(Cost - $4,807,417)

Shares
	CLOSED-END FUND - 1.5%
22,000	Tortoise Energy Infrastructure Corp.
	TOTAL CLOSED-END FUND			449,900
	(Cost - $503,323)

	SHORT-TERM INVESTMENTS - 4.2%
1,216,337	Dreyfus Institutional Preferred Government Money Market Fund Premier Shares, 1.60% (b)			1,216,337
	TOTAL SHORT-TERM INVESTMENTS
	(Cost - $1,216,337)

	TOTAL INVESTMENTS - 99.9%
	(Cost - $23,372,642)			$28,985,575
	CASH AND OTHER ASSETS LESS LIABILITIES - 0.1%			38,622
	NET ASSETS - 100.0%			$29,024,197

ADR - American Depositary Receipt

LP - Limited Partnership

PLC - Public Limited Company

REITS - Real Estate Investment Trusts

LIBOR - London Interbank Offered Rate

(a)	Variable rate security; the rate shown represents the rate at September 30, 2019.

(b)	Money market fund; interest rate reflects the seven-day effective yield on September 30, 2019.

The accompanying notes are an integral part of these financial statements.

Two Oaks Diversified Growth and Income Fund
STATEMENT OF ASSETS AND LIABILITIES (Unaudited)	September 30, 2019

Assets:
Investments in Securities at Fair Value (Cost $23,372,642)	$28,985,575
Receivables:
Dividends and Interest	77,618
Fund Shares Sold	94
Prepaid Expenses and Other Assets	6,641
Total Assets	29,069,928

Liabilities:
Payables:
Accrued Advisory Fees	14,180
Accrued Distribution Fees	5,908
Payable to Related Parties	5,461
Accrued Expenses and Other Liabilities	20,182
Total Liabilities	45,731

Net Assets	$29,024,197

Class A Shares:
Net Asset Value and Redemption Price Per Share ($0 par value, unlimited shares authorized) ($29,024,197/2,130,728 shares)	$13.62

Maximum Offering Price Per Share ($13.62/0.9425)	$14.45

Composition of Net Assets:
At September 30 2019, Net Assets consisted of:
Paid-in-Capital	22,800,521
Accumlated Earnings	6,223,676
Net Assets	$29,024,197

The accompanying notes are an integral part of these financial statements.

Two Oaks Diversified Growth and Income Fund	For the Six Months Ended
STATEMENT OF OPERATIONS (Unaudited)	September 30, 2019

Investment Income:
Dividend Income (net of $919 foreign taxes)	$376,498
Interest Income	90,058
Total Investment Income	466,556

Expenses:
Investment Advisory Fees	84,169
Distribution Fees - Class A	35,071
Administration Fees	22,428
Transfer Agent Fees	14,098
Trustee Fees	14,038
Legal Fees	12,534
Chief Compliance Officer Fees	11,007
Fund Accounting Fees	9,201
Audit Fees	8,775
Registration & Filing Fees	6,518
Printing Expenses	5,489
Third Party Administrative Servicing Fees	4,011
Custody Fees	2,051
Insurance Expense	1,127
Miscellaneous Expense	1,003
Total Expenses	231,520
Net Investment Income	235,036

Net Realized and Unrealized Gain (Loss) on Investments:
Net Realized Gain From Security Transactions	80,448
Net Change in Net Unrealized Appreciation on Investments	1,398,478
Net Realized and Unrealized Gain on Investments	1,478,926

Net Increase in Net Assets Resulting From Operations	$1,713,962

The accompanying notes are an integral part of these financial statements.

Two Oaks Diversified Growth and Income Fund
STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended	Year Ended
	September 30, 2019	March 31, 2019
	(Unaudited)
Operations:
Net Investment Income	$235,036	$311,228
Net Realized Gain From Security Transactions	80,448	1,187,987
Net Change in Net Unrealized Appreciation (Depreciation) on Investments	1,398,478	(403,289)
Net Increase in Net Assets Resulting From Operations	1,713,962	1,095,926

Dividends and Distributions to Shareholders From:
Total Distributions Paid
Class A ($0.08 and $0.77 per share, respectively)	(169,351)	(1,533,633)
Total Distributions to Shareholders	(169,351)	(1,533,633)
Capital Share Transactions:
Class A:
Proceeds from Shares Issued (58,024 and 102,017 shares, respectively)	772,027	1,317,319
Reinvestment of Dividends (12,670 and 122,896 shares, respectively)	168,974	1,529,988
Cost of Shares Redeemed (64,145 and 207,764 shares, respectively)	(844,833)	(2,747,335)
Total Capital Share Transactions	96,168	99,972

Total Increase (Decrease) in Net Assets	1,640,779	(337,735)

Net Assets:
Beginning of Period	27,383,418	27,721,153
End of Period	$29,024,197	$27,383,418

The accompanying notes are an integral part of these financial statements.

Two Oaks Diversified Growth and Income Fund
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of capital stock outstanding throughout each period presented.

	Class A (a)

	For the
	Six Months Ended
	September 30,		For the Year Ended March 31,
	2019		2019	2018		2017	2016	2015
	(Unaudited)
Net Asset Value, Beginning of Period	$12.89		$13.16	$13.02		$11.52	$12.04	$12.19
From Operations:
Net investment income (b)	0.11		0.15	0.12		0.11	0.20	0.19
Net gain (loss) from securities (both realized and unrealized)	0.70		0.35	0.51		1.57	(0.25)	0.34
Total from operations	0.81		0.50	0.63		1.68	(0.05)	0.53
Distributions to shareholders from
Net investment income	(0.08)		(0.16)	(0.13)		(0.18)	(0.16)	(0.17)
Net realized gains	—		(0.61)	(0.36)		—	(0.28)	(0.51)
Return of capital	—		—	—		—	(0.03)	—
Total distributions	(0.08)		(0.77)	(0.49)		(0.18)	(0.47)	(0.68)
Net Asset Value, End of Period	$13.62		$12.89	$13.16		$13.02	$11.52	$12.04
Total Return (c)	6.30	% (e)	4.05%	4.70%		14.63%	(0.31)%	4.46%
Ratios/Supplemental Data
Net assets, end of period (in 000’s)	$29,024		$27,383	$27,721		$24,940	$22,059	$23,837
Ratio of expenses to average net assets,
before recapture (f)	1.65	% (d)	1.69%	1.70%		1.75%	1.81%	1.74%
net of recapture (f)	1.65	% (d)	1.69%	1.75	% (g)	1.75%	1.75%	1.75	% (g)
Ratio of net investment income to average net assets (f)	1.67	% (d)	1.13%	0.86%		0.90%	1.71%	1.55%
Portfolio turnover rate	2	% (e)	15%	22%		24%	28%	25%

(a)	Class C shares were merged into Class A on May 20, 2017. The amounts presented represent the results of the Class A shares for the periods prior to the merger and the results of the combined share class for the period subsequent to the merger.

(b)	Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for each period.

(c)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any, and do not assume the effects of any sales charges. Had the Adviser not waived a portion of its fee during 2014 and 2016-2017, total returns would have been lower.

(d)	Annualized.

(e)	Not annualized.

(f)	Does not include expenses of the investment companies in which the Fund invests.

(g)	Inclusive of Adviser’s recapture of waived/reimbursed fees from prior periods.

The accompanying notes are an integral part of these financial statements.

Two Oaks Diversified Growth and Income Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited)	September 30, 2019

1.	ORGANIZATION

Two Oaks Diversified Growth and Income Fund (the “Fund”) is a diversified series of Northern Lights Fund Trust II (the “Trust”), a Delaware statutory trust organized on August 26, 2010. The Fund is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Fund commenced operations on April 15, 2002. The investment objective of the Fund is long-term growth of capital and income.

The Fund currently offers Class A shares. Class A shares are offered at net asset value plus a maximum sales charge of 5.75%. Each class represents an interest in the same assets of the Fund and classes are identical except for differences in their sales charge structures and ongoing service and distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. The Fund’s income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of the financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies” including FASB Accounting Standard Update ASU 2013-08.

Security valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Board of Trustees (the “Board”) based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers, and general market conditions or market quotations from a major market maker in the securities. Investments valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost.

The Fund may invest in portfolios of open-end or closed-end investment companies (the “underlying funds”). Open-end underlying funds are valued at their respective net asset values as reported by such investment companies. The underlying funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the Boards of the underlying funds. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Fund will not change.

The Fund may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued using the “fair value” procedures approved by the Board. The Board has delegated execution of these procedures to a fair value committee composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) adviser. The committee may also enlist third party consultants such as a valuation specialist at a public accounting firm, valuation consultant, or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board has also engaged a third party valuation firm to attend valuation meetings held by the trust, review minutes of such meetings, and report to the Board on a quarterly basis. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Valuation Process. As noted above, the fair value committee is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) adviser. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the adviser,

Two Oaks Diversified Growth and Income Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)	September 30, 2019

the prices or values available do not represent the fair value of the instrument. Factors which may cause the adviser to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to a Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private investments or non-traded securities are valued via inputs from the adviser based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the adviser is unable to obtain a current bid from such independent dealers or other independent parties, the fair value committee shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

The Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Two Oaks Diversified Growth and Income Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)	September 30, 2019

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following table summarizes the inputs used as of September 30, 2019 for the Fund’s assets measured at fair value:

Assets*	Level 1	Level 2	Level 3	Total
Common Stock	$15,763,053	$—	$—	$15,763,053
REITS	6,636,928	—	—	6,636,928
Corporate Bonds	—	4,919,357	—	4,919,357
Closed-End Fund	449,900	—	—	449,900
Short-Term Investments	1,216,337	—	—	1,216,337
Total	$24,066,218	$4,919,357	$—	$28,985,575

The Fund did not hold any Level 3 securities during the period.

*	Please refer to the Schedule of Investments for industry classifications.

Security transactions and related income – Security transactions are accounted for on trade date. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Distributions received from investments in securities that represent a return of capital or capital gain are recorded as a reduction of cost of investment or as a realized gain, respectively. The calendar year-end amounts of ordinary income, capital gains, and return of capital included in distributions received from the Fund’s investments in real estate investment trusts (“REITS”) and master limited partnerships (“MLPS”) are reported to the Fund after the end of the calendar year; accordingly, the Fund estimates these amounts for accounting purposes until the characterization of REIT and MLP distributions is reported to the Fund after the end of the calendar year. Estimates are based on the most recent REIT and MLP distribution information available.

Dividends and distributions to shareholders – Dividends from net investment income, if any, are declared and paid quarterly. Distributable net realized capital gains, if any, are declared and distributed annually. Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP, and are recorded on the ex-dividend date. These “book/tax” differences are considered either temporary (e.g., deferred losses, capital loss carryforwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Any such reclassifications will have no effect on net assets, results of operations, or net asset values per share of the Fund.

Federal income tax – The Fund intends to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no provision for Federal income tax is required.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years ended March 31, 2017 to March 31, 2019, or expected to be taken in the Fund’s March 31, 2020 year-end tax returns. The Fund identified its major tax jurisdictions as U.S. Federal, Ohio and foreign jurisdictions where the Fund makes significant investments; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Foreign Currency – The accounting records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency, and income receipts and expense payments are translated into U.S. dollars using the prevailing exchange rate at the London market close. Purchases and sales of securities are translated into U.S. dollars at the contractual currency rates established at the approximate time of the trade. Net realized gains and losses on foreign currency transactions represent net gains and losses from currency realized between the trade and settlement dates on securities transactions and the difference between income accrued versus income received. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

Two Oaks Diversified Growth and Income Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)	September 30, 2019

Expenses – Expenses of the Trust that are directly identifiable to a specific Fund are charged to that Fund. Expenses, which are not readily identifiable to a specific Fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Indemnification – The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

3.	INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

Pursuant to the Investment Advisory Agreement (the “Advisory Agreement”), investment advisory services are provided to the Fund by Two Oaks Investment Management, LLC (the “Adviser”). Under the terms of the Advisory Agreement, the Adviser receives monthly fees calculated at an annual rate of 0.60% of the average daily net assets of the Fund. For the six months ended September 30, 2019, the Adviser earned advisory fees of $84,169.

The Trust, on behalf of the Fund, has adopted the Trust’s Master Distribution and shareholder serving plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that a monthly service and/or distribution fee is calculated by the Funds at an annual rate of 0.25% of the average daily net assets attributable to the Class A shares and is paid to Northern Lights Distributors, LLC (the “Distributor”) to provide compensation for ongoing distribution-related activities or services and/or maintenance of the Funds’ shareholder accounts, not otherwise required to be provided by the Adviser. The Plan is a compensation plan, which means that compensation is provided regardless of 12b-1 expenses incurred.

The Plan further provides for periodic payments to brokers, dealers and other financial intermediaries, for providing shareholder services and for promotional and other sales-related costs. For the six months ended September 30, 2019, the Fund paid distribution fees of $35,071.

The Distributor acts as the Fund’s principal underwriter in a continuous public offering of the Funds’ shares. For the six months ended September 30, 2019, the Distributor received $34,823 in underwriting commissions for sales of shares, of which $7,436 was retained by the principal underwriter.

In addition, certain affiliates of the Distributor provide services to the Fund as follows:

Gemini Fund Services, LLC (“GFS”), an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to separate servicing agreements with GFS, the Fund pays GFS customary fees for providing administration, fund accounting, and transfer agency services to the Fund. Certain officers of the Trust are also officers of GFS, and are not paid any fees directly by the Fund for serving in such capacities.

Northern Lights Compliance Services, LLC (“NLCS”) - NLCS, an affiliate of GFS and the Distributor, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Fund.

Blu Giant, LLC (“Blu Giant”) – Blu Giant, an affiliate of GFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Fund.

Effective February 1, 2019, NorthStar Financial Services Group, LLC, the parent company of GFS and its affiliated companies including NLD, NLCS and Blu Giant (collectively, the “Gemini Companies”), sold its interest in the Gemini Companies to a third party private equity firm that contemporaneously acquired Ultimus Fund Solutions, LLC (an independent mutual fund administration firm) and its affiliates (collectively, the “Ultimus Companies”). As a result of these separate transactions, the Gemini Companies and the Ultimus Companies are now indirectly owned through a common parent entity, The Ultimus Group, LLC.

Two Oaks Diversified Growth and Income Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)	September 30, 2019

4.	INVESTMENT TRANSACTIONS

The cost of purchases and proceeds from the sale of securities, other than short-term securities, for the six months ended September 30, 2019 amounted to $717,780 and $411,691, respectively.

5.	AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION – TAX BASIS

The identified cost of investments in securities owned by the Fund for federal income tax purposes, and its respective gross unrealized appreciation and depreciation at September 30, 2019, were as follows:

	Gross Unrealized	Gross Unrealized	Net Unrealized
Tax Cost	Appreciation	(Depreciation)	Appreciation
$23,334,877	$6,356,253	$(705,555)	$5,650,698

6.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of fund distributions paid for the years ended March 31, 2019 and March 31, 2018 was as follows:

	Fiscal Year Ended	Fiscal Year Ended
	March 31, 2019	March 31, 2018
Ordinary Income	$340,858	$626,900
Long-Term Capital Gain	1,192,775	368,125
	$1,533,633	$995,025

As of March 31, 2019, the components of accumulated earnings/ (deficit) on a tax basis were as follows:

Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Accumulated
Income	Gains	Late Year Loss	Forwards	Differences	(Depreciation)	Earnings/(Deficits)
$5,543	$421,302	$—	$—	$—	$4,252,220	$4,679,065

7.	NEW ACCOUNTING PRONOUNCEMENTS

In August 2018, FASB issued ASU No. 2018-13, which changed certain fair value measurement disclosure requirements. The ASU, in addition to other modifications and additions, removed the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, and the policy for the timing of transfers between levels. For investment companies, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. Early adoption is allowed and the Fund has adopted this amendment early.

8.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that no events or transactions occurred requiring adjustment or disclosure in the financial statements.

Two Oaks Diversified Growth and Income Fund
FUND EXPENSES (Unaudited)	September 30, 2019

As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution and/or service (12b-1 fees) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses: The first section of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during the period.

Hypothetical Examples for Comparison Purposes: The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or contingent deferred sales charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning			Expenses Paid
	Account		Expense	During the
	Value	Ending Account Value	Ratio	Period*
	(4/1/19)	(9/30/19)	(Annualized)	(4/1/19-9/30/19)
Actual:
Class A	$1,000.00	$1,063.00	1.65%	$8.51
Hypothetical (5% return before expenses):
Class A	$1,000.00	$1,016.75	1.65%	$8.32

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

FACTORS CONSIDERED BY THE TRUSTEES WITH THE APPROVAL OF THE RENEWAL OF THE INVESTMENT ADVISORY AGREEMENT

At a Meeting (the “Meeting”) of the Board of Trustees (the “Board”) of Northern Lights Fund Trust II (the “Trust”) held on July 25 and 26, 2019, the Board, including the disinterested Trustees (the “Independent Trustees”), considered the renewal of an Investment Advisory Agreement between the Trust, on behalf of the Two Oaks Diversified Growth and Income Fund (“Two Oaks”), and Two Oaks Investment Management, LLC (“TOIM”) (“Two Oaks Advisory Agreement”).

Based on their evaluation of the information provided by TOIM, in conjunction with Two Oaks’ other service providers, the Board, by a unanimous vote (including a separate vote of the Independent Trustees), approved the renewal of the Two Oaks Advisory Agreement with respect to Two Oaks.

In advance of the Meeting, the Board requested and received materials to assist them in considering the Two Oaks Advisory Agreement. The materials provided contained information with respect to the factors enumerated below, including the Two Oaks Advisory Agreement, a memorandum prepared by the Independent Trustees legal counsel discussing in detail the Trustees’ fiduciary obligations and the factors they should assess in considering the renewal of the Two Oaks Advisory Agreement and comparative information relating to the advisory fee and other expenses of Two Oaks. The materials also included due diligence materials relating to TOIM (including due diligence questionnaire completed by TOIM, TOIM’s Forms ADV, select financial information of TOIM, bibliographic information regarding TOIM’s key management and investment advisory personnel, and comparative fee information relating to Two Oaks) and other pertinent information. At the Meeting, the Independent Trustees were advised by counsel that is experienced in Investment Company Act of 1940 matters and that is independent of fund management and met with such counsel separately from fund management.

The Board reviewed and discussed the written materials that were provided in advance of the Meeting and deliberated on the renewal of the Two Oaks Advisory Agreement. The Board relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Two Oaks Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Board were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Two Oaks Advisory Agreement. In considering the renewal of the Two Oaks Advisory Agreement, the Board reviewed and analyzed various factors that they determined were relevant, including the factors enumerated below.

Nature, Extent and Quality of Services. The Board reviewed materials provided by TOIM related to the proposed renewal of the Two Oaks Advisory Agreement, including TOIM’s ADV, a description of the manner in which investment decisions are made and executed and a review of the professional personnel performing services for Two Oaks, including the individuals that primarily monitor and execute the investment process. The Board discussed the extent of TOIM’s research capabilities, the quality of its compliance infrastructure and the experience of its Fund management personnel. Additionally, the Board received satisfactory responses from representatives of TOIM with respect to a series of important questions, including: whether TOIM was involved in any lawsuits or pending regulatory actions; whether TOIM’s management of other accounts would conflict with its management of Two Oaks; and whether TOIM has procedures in place to adequately allocate trades among its respective clients. The Board reviewed the description provided by TOIM of its practices for monitoring compliance with Two Oaks’ investment limitations, noting that TOIM’s CCO would continually review the portfolio managers’ performance of their duties to ensure compliance under TOIM’s compliance program. The Board also discussed TOIM’s compliance program with the CCO of the Trust. The Board noted that the CCO of the Trust continued to represent that TOIM’s policies and procedures were reasonably designed to prevent violations of applicable securities laws. The Board also noted TOIM’s representation that the prospectus and statement of additional information for Two Oaks accurately describe the investment strategies of Two Oaks. The Board then reviewed the capitalization of TOIM based on representations made by TOIM and concluded that TOIM was sufficiently well-capitalized, or that its control persons had the ability to make additional contributions in order to meet its obligations to Two Oaks. The Board concluded that TOIM had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Two Oaks Advisory Agreement and that the nature, overall quality and extent of the management services to be provided by TOIM to Two Oaks were satisfactory.

Performance. The Board discussed the reports prepared by Broadridge and reviewed the performance of the Fund as compared to its peer group, Morningstar category and benchmark for the one year, three year, five year, and since inception periods ended June 30, 2019. The Board noted that Two Oaks had underperformed its peer group median and Morningstar category median for the one year, three year and since inception periods, underperformed its Morningstar category median and benchmark but outperformed its peer group median for the five year period. In reviewing Two Oaks’ performance, the Board noted that the Fund’s primary benchmark was the S&P 500 Index while a blended index, 60% of which is based on the S&P 500 Index and 40% on the Barclays U.S. Aggregate Bond Index was used as a secondary benchmark. The Board noted that the S&P 500 Index is a broad based equity securities index while the Fund is a blend of equities, fixed income and real estate/asset-based securities and the difficulty of finding an a appropriate benchmark for the Fund as the Fund’s allocation among asset classes varies from time to time. The Board noted that certain REIT investments had been a performance detractor and that inconsistent performance had hurt overall performance of the Fund. The Board discussed the risk assumed by the Fund although concluding that TOIM continues to execute the Fund’s strategy according to the prospectus. After considering other factors relating to TOIM’s and the portfolio managers’ track record, the Board concluded that the overall performance of Two Oaks was satisfactory.

Fees and Expenses. As to the costs of the services to be provided by TOIM, the Board reviewed and discussed the Two Oaks’ advisory fee and total operating expenses as compared to its peer group and Morningstar category as presented in the Broadridge Report noting that the 0.60% advisory fee is less than the Morningstar category average and peer group average of 0.65% and 0.64%, respectively. The Board also noted that, although its net total annual operating expenses are near the highest in its peer group, it was significantly lower than the highest such fee in its Morningstar category. After further discussion, the Board concluded that based on TOIM’s experience, expertise and services to Two Oaks, the advisory fee charged by TOIM was not unreasonable.

Profitability. The Board also considered the level of profits that could be expected to accrue to TOIM with respect to Two Oaks based on break even and profitability reports and analyses reviewed by the Board and the selected financial information provided by TOIM. After review and discussion, the Board concluded that, based on the services provided by TOIM and the current assets of the Fund, profits from TOIM’s relationship with Two Oaks were not excessive.

Economies of Scale. As to the extent to which Two Oaks will realize economies of scale as it grows, and whether the fee levels reflect these economies of scale for the benefit of investors, the Board discussed the current size of the Fund, TOIM’s expectations for growth of the Fund, and concluded that any material economies of scale would not be achieved in the near term.

Conclusion. The Board relied upon the advice of counsel, and their own business judgment in determining the material factors to be considered in evaluating the Two Oaks Advisory Agreement and the weight to be given to each such factor. Accordingly, having requested and received such information from TOIM as the Trustees believed to be reasonably necessary to evaluate the terms of the Two Oaks Advisory Agreement, and as assisted by the advice of independent counsel, the Board, including a majority of the Independent Trustees, unanimously concluded with respect to the Two Oaks Advisory Agreement, that (a) the terms of the Two Oaks Advisory Agreement are reasonable; (b) the advisory fee is reasonable; and (c) the Two Oaks Advisory Agreement is in the best interests of Two Oaks and its shareholders. In considering the renewal of the Two Oaks Advisory Agreement, the Trustees did not identify any one factor as all important, but rather considered these factors collectively and determined that approval of the renewal of the Two Oaks Advisory Agreement was in the best interests of Two Oaks and its shareholders. Moreover, the Board noted that each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Two Oaks Advisory Agreement.

Privacy Policy

Rev. May 2019

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST II (“NLFT II”) DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
	● Social Security number ● Employment information ● Account balances	● Account transactions ● Income ● Investment experience
When you are no longer our customer, we continue to share your information as described in this notice.
How?	All financial companies need to share a customer’s personal information to run their everyday business - to process transactions, maintain customer accounts, and report to credit bureaus. In the section below, we list the reasons financial companies can share their customer’s personal information; the reasons NLFT II chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does NLFT II share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	Yes	No
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-402-493-4603

Who we are
Who is providing this notice?	Northern Lights Fund Trust II
What we do
How does NLFT II protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does NLFT II collect my personal information?	We collect your personal information, for example, when you
	● open an account ● give us your income information ● provide employment information	● provide account information ● give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can’t I limit all sharing?

Federal law gives you the right to limit only

●    sharing for affiliates’ everyday business purposes—information about your creditworthiness

●    affiliates from using your information to market to you

●    sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust II has no affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● NLFT II does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products and services to you. ● Our joint marketing partners include other financial service companies.

INVESTMENT ADVISOR

Two Oaks Investment Management, LLC
597 Goshen Avenue
Clovis, CA 93611

ADMINISTRATOR

Gemini Fund Services, LLC
80 Arkay Drive
Hauppauge, NY 11788

How to Obtain Proxy Voting Information

Information regarding how the Fund votes proxies relating to portfolio securities for the 12 month period ended June 30th as well as a description of the policies and procedures that the Fund used to determine how to vote proxies is available without charge, upon request, by calling 1-855-896-6257 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain 1st and 3rd Fiscal Quarter Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N -Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-855-896-6257.

For more complete information about the Two Oaks Diversified Growth and Income Fund, including charges and expenses, please call (855) 896-6257 and request a free prospectus. Read the prospectus carefully before you invest or send money. For more information about the Fund’s Board of Directors, please call or write to request the Fund’s Statement of Additional Information.

TWO OAKS DIVERSIFIED
GROWTH AND INCOME FUND

Semi-Annual Report
September 30, 2019

Item 2. Code of Ethics. Not applicable.

Item 3. Audit Committee Financial Expert. Not applicable.

Item 4. Principal Accountant Fees and Services. Not applicable.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies. Not applicable.

Item 13. Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b)       Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust II

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, President/Principal Executive Officer

Date 12/6/19

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, President/Principal Executive Officer

Date 12/6/19

By (Signature and Title)

/s/ Erik Naviloff

Erik Naviloff, Treasurer/Principal Financial Officer

Date 12/6/19